EXHIBIT 10.20

      AMENDMENT NO. 4

                                       TO

                                 LOAN AGREEMENT

      AMENDMENT NO. 4 ("Amendment No. 4") dated as of January 31, 2000 (the "Amendment Date") to the Loan Agreement dated as of December 30, 1998, as amended (the "Loan Agreement"), among HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (together, the "Borrowers"), HORIZON OFFSHORE, INC., a Delaware corporation (the "Guarantor"), THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT"), HELLER FINANCIAL LEASING, INC., a Delaware corporation, U.S. BANCORP LEASING & FINANCIAL, an Oregon corporation, SAFECO CREDIT COMPANY, INC. ("Safeco"), a Washington corporation, TRANSAMERICA EQUIPMENT FINANCIAL SERVICE CORPORATION, a Delaware corporation, PHOENIXCOR, INC., a Delaware corporation, and DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation (collectively, the "Original Lenders") and CIT as Agent for the Original Lenders (the "Agent").

      W I T N E S S E T H:
      - - - - - - - - - -

      WHEREAS, pursuant to the Loan Agreement, the Original Lenders made available to the Borrowers a loan facility of up to USD 83,300,000, as evidenced by the amended and restated secured promissory note of the Borrowers dated November 30, 1999; and

      WHEREAS, the Borrowers have requested that certain covenants of the Loan Agreement be amended as set forth herein; and

      WHEREAS, Safeco wishes to purchase a portion of CIT's portion of the Commitment equal to USD 3,300,000; and

      WHEREAS, the Guarantor wishes to incorporate a new subsidiary, Horizon Subsea Services, Inc., a Delaware corporation (the "New Subsidiary"); and

      WHEREAS, the parties wish to amend the Loan Agreement to reflect the foregoing and to amend certain provisions thereof.

      NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

      1. The Definitions of the Loan Agreement are hereby amended as follows:

            (a) Each reference in the Loan Agreement to "Amendment Documents" is hereby amended to include the Amendment Documents listed in Section 4.1 of this Amendment No. 4.
      2. Section 3.3(o) of the Loan Agreement is hereby amended to read as follows:

      (o) FIXED CHARGE COVERAGE RATIO. Permit their Fixed Charge Coverage Ratio to be less than:

            (i)   1.10 to 1 at December 31, 1999;

            (ii)  1.05 to 1 at March 31, 2000; and

            (iii) .90 to 1 at June 30, 2000;

            (iv)  1.05 to 1 at September 30, 2000; and

            (v) 1.50 to 1 at December 31, 2000 and at any time thereafter; for the twelve (12) month period ending immediately prior to the relevant date of determination.

      3. Schedule 1 to the Loan Agreement is hereby replaced with Schedule 1 attached to this Amendment No. 4.

      4.    CONDITIONS PRECEDENT.


      4.1 DOCUMENTS REQUIRED AS CONDITIONS PRECEDENT TO AMENDMENT NO. 4. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 4 is subject to the condition precedent that the Agent shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Agent and its counsel:

            (a) Each of the following documents (the "Amendment Documents") shall have been duly authorized and executed with original counterparts thereof delivered to the Agent:

                  (i)   This Amendment No. 4;

                  (ii) Amendment No. 4 to the United States First Preferred Fleet Mortgage;

                  (iii) Amendment No. 4 to Vanuatu First Preferred Fleet
                        Mortgage; and

                  (iv) such further documents as the Lenders may reasonably request.


            (b) In consideration of Amendment No. 4 to this Agreement and in consideration of the Lenders' agreement to (i) amend the financial covenants in accordance with Amendment No. 4 to this Agreement and (ii) not require an increase in

EXHIBIT 10.20
      the Fixed Rate or the margin applicable to the LIBOR Rate as consideration for such amendment to the financial covenants amended hereby, Borrowers shall pay to the Agent, for the ratable benefit of the Lenders, an amendment fee ("Amendment Fee") of $188,718 and the Lenders hereby consent to such payment. Payment by the Borrowers of the Amendment Fee and the Lenders' acceptance thereof shall in no event prejudice the ability of the Lenders to increase the Fixed Rate or the margin applicable to the LIBOR Rate pursuant to (X) the terms of the Loan Agreement, (Y) any future amendment of any Loan Document or (Z) any waivers or consents requested of the Lenders or the Agent under any Loan Document by the Borrowers.

            (c) The representations and warranties contained in Section 3.1 of the Loan Agreement shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV of the Loan Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

      4.2 WAIVER OF CONDITIONS PRECEDENT. All of the conditions precedent contained in this Section 4 are for the sole benefit of the Agent and the Lenders and the Agent may waive any of them in its absolute discretion, and on such conditions as it deems proper.

      5. REPRESENTATIONS OF THE BORROWERS AND GUARANTOR. The Borrowers and the Guarantor represent and warrant that:

            (a) Each of the Borrowers and the Guarantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; and (ii) to enter into and perform its obligations under the Amendment Documents.

            (b) The execution, delivery and performance by each of the Borrowers and the Guarantor of the Amendment Documents and any other instrument or agreement provided for by this Amendment No. 4 to which it is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Certificate of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 4) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound other than is in favor of the Agent; the Amendment Documents have been duly executed and delivered by the Borrowers and the Guarantor and constitute the respective legal, valid and binding agreements, enforceable in accordance with the respective terms thereof as to which each of the Borrowers and the


EXHIBIT 10.20

      Guarantor is a party. The enforceability of this Amendment No. 4, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

            (c) Except as set forth in the Loan Agreement, there are no suits or proceedings pending or to its knowledge threatened against or affecting any Borrower or Guarantor which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

            (d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 4 or any other Amendment Document or any instrument contemplated herein or therein. The Borrowers are the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them.

      6. EXPENSES. The Borrowers and the Guarantor agree to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 4 become effective, (x) reimburse the Agent for all fees and disbursements of external counsel to the Agent and all reasonable out of pocket fees and disbursements of the Agent incurred in connection with the preparation, execution and delivery of this Amendment No. 4 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 4 or any agreement referred to herein; and (y) reimburse the Agent for all fees and disbursements of internal and external counsel to the Agent and all reasonable out of pocket fees, disbursements and travel-related expenses of the Agent incurred in connection with the protection of the rights of the Agent under this Amendment No. 4 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrowers and the Guarantor under this Section 6 shall survive payment of the Loan.

      7. Wherever and in each such place the term "Loan Agreement" is used throughout the Loan Agreement, such term shall be read to mean the Loan Agreement as amended by this Amendment No. 4.

      8. Except as specifically amended by this Amendment No. 4, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

      9. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Loan Agreement.

      10. THIS AMENDMENT NO. 4 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK.

EXHIBIT 10.20

EXHIBIT 10.20

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 4 to Loan Agreement on the date first written above.

                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:____
                                    Name:__
                                    Title:_

                                    HORIZON VESSELS, INC.


                                    By:____
                                    Name:__
                                    Title:_

                                    GUARANTOR:

                                    HORIZON OFFSHORE, INC.


                                    By:____
                                    Name:__
                                    Title:_

                                    LENDERS:

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:____
                                    Name:__
                                    Title:_

                                    SAFECO CREDIT COMPANY, INC.


                                    By:____
                                    Name:__
                                    Title:_

EXHIBIT 10.20

EXHIBIT 10.20

                                    U.S. BANCORP LEASING & FINANCIAL


                                    By:____
                                    Name:__
                                    Title:_

                                    HELLER FINANCIAL LEASING, INC.


                                    By:____
                                    Name:__
                                    Title:_

                                    TRANSAMERICA EQUIPMENT FINANCIAL SERVICE
                                    CORPORATION

                                    By:____
                                    Name:__
                                    Title:_

                                    PHOENIXCOR, INC.


                                    By:____
                                    Name:__
                                    Title:_

                                    DEUTSCHE FINANCIAL SERVICES CORPORATION


                                    By:____
                                    Name:__
                                    Title:_

                                    AGENT:

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:____

EXHIBIT 10.20

                                    Name:__
                                    Title:_

      SCHEDULE 1 TO

                        AMENDMENT NO. 4 TO LOAN AGREEMENT

      LENDER                        PORTION OF COMMITMENT

1.    The CIT Group/Equipment
      Financing, Inc.               USD   20,000,000

2.    Heller Financial
      Leasing, Inc.                 USD   15,000,000

3.    TransAmerica Equipment
      Financial Service Corp.       USD   15,000,000

4.    U. S. Bancorp Leasing
      & Financial                   USD   10,000,000

5.    Safeco Credit Company,
      Inc.                          USD   8,300,000

6.    Phoenixcor, Inc.              USD   5,000,000

7.    Deutsche Financial Services
      Corporation                   USD   10,000,000


EXHIBIT 10.20